KeyCorp First Quarter 2015 Earnings Review April 16, 2015 Beth E. Mooney Chairman and Chief Executive Officer Don Kimble Chief Financial Officer Exhibit 99.2

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements do not relate strictly to historical or current facts. Forward-looking statements usually can be identified by the use of words such as “goal,” “objective,”
“plan,” “expect,” “assume,” “anticipate,” “intend,” “project,” “believe,” “estimate,” or other words of similar meaning. Forward-looking statements provide management’s current expectations or forecasts of future events, circumstances, results or aspirations. Forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, many of which are outside of our control. Our actual results may differ materially from those set forth in our forward-looking statements.
There is no assurance that any list of risks and uncertainties or risk factors is complete. Factors that could cause actual results to differ from those described in forward-looking statements include, but are not limited to: (1) deterioration of commercial real estate market fundamentals; (2) declining asset prices; (3) adverse changes in credit quality trends; (4) our concentrated credit exposure in commercial, financial, and agricultural loans; (5)
defaults by our loan counterparties or clients; (6) the extensive and increasing regulation of the U.S. financial services industry; (7) changes in accounting policies, standards, and interpretations; (8) increasing capital and liquidity standards under applicable regulatory rules; (9) unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (10) our ability to receive dividends from our subsidiary, KeyBank; (11) downgrades in our credit ratings or those of
KeyBank; (12) operational or risk management failures by us or critical third-parties; (13) breaches of security or failures of our technology systems due to technological or other factors and cybersecurity threats; (14) negative outcomes from claims or litigation; (15) the occurrence of natural or man-made disasters or conflicts or terrorist attacks; (16) a reversal of the U.S. economic recovery due to financial, political or other shocks; (17) our ability to anticipate interest rate changes and manage interest rate risk; (18) deterioration of economic conditions in the geographic regions where we operate; (19) the soundness of other financial institutions; (20) our ability to attract and retain talented executives and employees and to manage our reputational risks; (21) our ability to timely and effectively implement our strategic initiatives; (22) increased competitive pressure due to industry consolidation; (23) unanticipated adverse effects of strategic partnerships or acquisitions and dispositions of assets or businesses; and (24) our ability to develop and effectively use the quantitative models we rely upon in our business planning.
We provide greater detail regarding these factors in our 2014 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Any forward-looking statements made by us or on our behalf speak only as of the date they are made, and Key does not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity,” “Common Equity Tier 1,” “Tier 1 common equity,” “pre-provision net revenue,” and “cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials. Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the
Appendix to this presentation and to page 98 of our 2014 Form 10-K.

Revenue benefitted from growth in loans and certain core businesses
- Total average loans up 5% from prior year; CF&A balances up 12%
Expenses well-managed, reflecting focus on continuous improvement
Reaffirming full-year guidance
Asset quality remains strong
- NCOs represented 20 bps of average loans in 1Q15, below targeted range
- NPAs remain at a low level: 79 bps of period-end loans, OREO and other NPAs
Higher provision for credit losses exceeded net charge-offs
Remaining disciplined with structure and relationship focus
Strong Risk
Management
Completed 2014 capital plan
- Repurchased $208 million of common shares in 1Q15
(a)
No objection from Federal Reserve on 2015 capital plan
- Common share repurchases of up to $725 million and, subject to Board approval, a 15%
increase in the quarterly common share dividend
- Total payout estimated to be among the highest in peer group for third consecutive year
Positive
Operating
Leverage
Investor Highlights – 1Q15
Disciplined
Capital
Management
(a) Common share repurchase amount includes repurchases to offset issuances of common shares under our employee compensation plans

4 Financial Review * * * * * * * * * *

Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a) From continuing operations
(b) Year-over-year average balance growth
(c)  From consolidated operations
(d) 3-31-15 ratios are estimated
(e) Non-GAAP measure: see Appendix for reconciliation
EPS – assuming dilution $ .26 $ .28 $ .23 $  .27 $  .26
Cash efficiency ratio (e) 65.1% 64.4% 69.7% 65.6% 65.1%
excl. continuous improvement and
efficiency costs
64.4 63.4 66.2 63.2 64.1
Net interest margin (TE) 2.91 2.94 2.96 2.98 3.00
Return on average total assets 1.03 1.12 .92 1.14 1.13
Total loans and leases 5% 5% 5% 6% 4%
CF&A loans 12 12 11 13 9
Deposits (excl. foreign deposits) 5 2 4 2 4
Common Equity Tier 1 (d), (e) 10.8% - - - -
Tier 1 common equity (e) - 11.2% 11.3% 11.3% 11.3%
Tier 1 risk-based capital (d) 11.2 11.9 12.0 12.0 12.0
Tangible common equity to tangible assets (e) 9.9 9.9 10.3 10.2 10.1
NCOs to average loans .20% .22% .22% .22% .15%
NPLs to EOP portfolio loans .75 .73 .71 .71 .81
Allowance for loan losses to EOP loans 1.37 1.38 1.43 1.46 1.50
Balance
Sheet
Growth (a), (b)
Capital (c)
Asset
Quality (a)
Financial
Performance (a)
Metrics 1Q15 4Q14 3Q14 2Q14 1Q14

▪

▪

▪

CF&A loans up 12%
$28.3
$25.4
$29.0
$27.0
$25.0
$23.0
$21.0
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Total loans up 5%
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Average total loans up 5% in 1Q15 from prior year,
driven by CF&A up 12%
– Average total loans up for 14 consecutive
quarters; CF&A up for 17
Loan growth from prior quarter driven primarily by
CF&A loans
Total commitments continue to grow with
utilization relatively stable
Loan Growth
$ in billions
Highlights Average Commercial, Financial & Agricultural Loans
Average Loans
Exit Portfolios Home Equity & Other Total Commercial
$ in billions
$57.5
$54.7

.80%
.60%
.40%
.20%
.00%
.54%
.52%
.20%
.15%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
Transaction balances up 8%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Improving Deposit Mix
Highlights Funding Cost
Funding cost continues to improve compared to
prior year
Transaction deposit balances up 8% from 1Q14,
partially offset by lower CD balances
Deposit growth from prior year reflects strength in
noninterest-bearing balances and inflows from
commercial mortgage servicing
Balances down slightly from 4Q14, primarily due
to lower CD balances
Average Deposits
(a)
$ in billions
Note: Transaction deposits include noninterest-bearing, as well as NOW and MMDA
(a) Excludes deposits in foreign office
Cost of total deposits (a)
Interest-bearing liability cost
CDs and other time deposits Savings Noninterest-bearing NOW and MMDA
$68.8
$65.6

$620
$580
$540
$500
4.00%
3.50%
3.00%
2.50%
2.00%
$569
$577
3.00%
2.91%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Net Interest Income and Margin
TE = Taxable equivalent
Highlights
Net Interest Income & Net Interest Margin Trend (TE)
Net interest income up $8 MM from the prior year,
reflecting higher loan balances offset by lower
earning asset yields
NII down $11 MM from the prior quarter, primarily
due to fewer days in the first quarter of 2015
The 3 basis point decline in net interest margin from
4Q14 reflects lower earning asset yields
Maintaining moderate asset sensitive position
– Naturally asset sensitive balance sheet flows:
approximately 70% of loans variable rate
– High quality investment portfolio with average
life of 3.5 years
– Flexibility to quickly adjust interest rate risk
position
Net interest income (TE)
NIM (TE)
$ in millions; continuing operations

$525
$450
$375
$300
$225
$150
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

25%
15%
14%
10%
10%
3%
4%
19%
Trust & Investment Services
Investment Banking & Debt Placement
Deposit Service Charges
Cards & Payments
Corporate Services
Mortgage Fees
Operating Lease Income
Other

Noninterest Income
TE = Taxable equivalent
Highlights Noninterest Income
Noninterest income up slightly from prior year,
driven by:
– Trust and investment services 11% higher
– Cards and payments up 11%
– Higher principal investing gains and
corporate-owned life insurance
Growth from prior year offset by:
– Lower investment banking and debt
placement (financial advisory fees)
– Lower operating lease income and other
leasing gains (leveraged lease termination
in 1Q14)
Comparison to prior quarter reflects seasonality
and variability in business model
– Investment banking and debt placement:
lower revenue from loan syndications and
financial advisory fees
– Corporate-owned life insurance: seasonally
higher in 4Q
– Corporate services: strong activity in 4Q
1Q15 Noninterest Income Diversity
$ in millions; continuing operations
(a) Other includes corporate-owned life insurance, principal investing, etc.
Leveraged lease termination gains
$437
$435
(a)

$800
$700
$600
$500
$400
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

70%
65%
60%
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Focused Expense Management
Noninterest Expense
$ in millions
Highlights
$669
$664
Noninterest expense up 1% in 1Q15 from prior year
– Growth related to the 3Q14 Pacific Crest
acquisition and higher employee benefits cost
more than offset savings from continuous
improvement efforts
1Q15 included $7 MM of costs associated with
continuous improvement and efficiency efforts
Compared to the prior quarter, expenses were
down 5%
– Incentive compensation down $35 MM
– Marketing expense $8 MM lower
– Salaries $6 MM lower
– Professional fees down by $5 MM
– Employee benefits cost up $19 MM
(a) Non-GAAP measure: see Appendix for reconciliation
(b) 3Q12 excludes one-time gains of $54 million related to the redemption of trust preferred securities
Cash Efficiency Ratio
(a), (b)
Cash efficiency ratio, excl. costs for continuous improvement efforts

$50
$40
$30
$20
$10
$0
.60%
.40%
.20%
.00%
$35
$28
$20
.15%
.20%
$4
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

$1,000
$900
$800
$700
$600
210%
185%
160%
135%
110%
186%
182%
$834
$794
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

$800
$600
$400
$200
$0
1.60%
1.20%
0.80%
0.40%
.81%
.75%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Nonperforming Assets
Net Charge-offs & Provision for Credit Losses
NPLs
NPLs to period-end loans
NCOs Provision for credit
losses
NCOs to average loans
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Strong Asset Quality
Highlights
Net loan charge-offs remain below targeted range,
at 20 basis points of average loans
Total gross charge-offs down 18% from the
prior year
Higher provision for credit losses exceeded net
charge-offs
Nonperforming assets represented 79 basis points
of period-end loans, OREO and other NPAs
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions
$469
$457

11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
10.14%
9.92%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

$13.00
$12.00
$11.00
$10.00
$9.00
Book value up 6%
$11.43
$12.12
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

12.00%
10.00%
8.00%
6.00%
11.27%
10.82%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Disciplined capital management
– Repurchased $208 MM of common shares in 1Q15
No objection from Federal Reserve on 2015
capital plan, including:
– Share repurchase program of up to $725 MM
– 15% increase in quarterly common share dividend
(subject to Board approval)
– An additional increase in the quarterly common
share dividend in 2016 (subject to Board approval)
Tier 1 Common Equity (a)
Tangible Common Equity to Tangible Assets
(a)
Strong Capital
Highlights
Book Value per Share
Note: Common share repurchase amounts include repurchases to offset issuances of common shares under our employee compensation plans
(a) Non-GAAP measure: see Appendix for reconciliations
(b) 3-31-15 ratio is estimated
(c) The Regulatory Capital Rules, effective January 1, 2015 for Key, introduced a new capital measure, “Common Equity Tier 1”
Common Equity
Tier 1 (a), (b), (c)

Outlook and Expectations
Average Loans
• Mid-single digit growth vs. FY 2014
Net Interest Income
• Up low-to-mid single digit percentage vs. FY 2014 (low single-digits without the benefit of higher rates)
• NIM stable-to-slightly higher later in the year
Noninterest Income
• Mid-single digit growth compared to 2014, including full year impact of Pacific Crest
Expense
• Relatively stable with 2014
Efficiency / Productivity
• Positive operating leverage
Asset Quality
• Net charge-offs to average loans below targeted range of 40 – 60 bps
• Provision expected to approximate net charge-offs
Capital
• Disciplined management of capital including dividends and share repurchases

Guidance ranges: relatively stable: +/- 2%; low single-digit: <5%; mid-single digit: 4% - 6%; low double-digit: 10% - 13%
FY 2015

14 Appendix

Progress on Targets for Success
(a)  Continuing operations, unless otherwise noted
(b) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c) Excludes intangible asset amortization; non-GAAP measure: see Appendix for reconciliation

Balance Sheet
Efficiency
Moderate Risk
Profile
High Quality,
Diverse
Revenue Streams
Positive
Operating
Leverage
Disciplined
Capital
Management
Metrics
(a)
1Q15 4Q14 Targets
Loan to deposit ratio
(b)
NCOs to average loans
Provision for credit losses
to average loans
Net interest margin
Noninterest income to total revenue
Cash efficiency ratio
(c)
Return on average assets
87% 85%
.20% .22%
65.1% 64.4%
1.03% 1.12%
.25% .15%
2.91% 2.94%
43% 45%
90% -100%
40 - 60 bps
LT: >3.50%
LT: <60%
1.00% -1.25%
>40%

70%
65%
60%
55%
50%
1Q15
Business Growth, Net of Investments
Expense Savings
Rising Rate Benefit
Long-term Target: <60%

Efficiency Ratio: Driving to 60% and Below
Business plans and macroeconomic environment provide path to an efficiency ratio below 60%
Cash Efficiency Ratio
(a)
Outlook
(a) Non-GAAP measure: see Appendix for reconciliation
(b) Assumes implied forward curve
2-3 year outlook: 60%
Long-term, committed to moving below 60%
(b)

Oil & Gas
Longstanding history, expertise and relationships

Strong Portfolio Characteristics
>10 years of experience in energy lending with >20
specialists dedicated to oil & gas
Focused on middle market companies, aligned with our
relationship strategy
Portfolio regularly stress tested
Primarily secured by proven reserves
Total Loans Outstanding, 3/31/15
>40% of clients’ 2015 production is hedged
Relationships contribute to noninterest income; ~5% of FY14
investment banking and debt placement fees
Solid credit quality, with net charge-offs lower than overall portfolio
Allowance reflects estimated impact of current oil prices
Oil & Gas: 2%
Other: 98%
Oil & Gas Outstanding Balances, 3/31/15
Oilfield Services
Upstream: 68%,
$0.7 B
Midstream: 24%,
$0.3 B
Downstream: 8%,
$0.1 B
$0.1 B
Oil & Gas
$1.1 B

$20.0
$15.0
$10.0
$5.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
.00%
2.10%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

22%
18%
14%
10%
19%
19%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed primarily of GNMA and GSE-
backed MBS and CMOs
Continue to position portfolio for upcoming
regulatory liquidity requirements:
– 1Q15 average balance growth reflects
actions taken at the end of 4Q14 to
increase liquidity reserves
– Growth and reinvestment of portfolio cash
flows have been in GNMA securities (44%
of total portfolio was GNMA at 3/31/15)
Securities cash flows of $1.0 billion in 1Q15, up
slightly from $.9 billion in 4Q14
Average portfolio life at 3/31/15 of 3.5 years,
compared to 3.6 years at 12/31/14
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield (a)
Average HTM securities
$17.1
2.19%
$18.0

Interest Rate Risk Management
Naturally Asset Sensitive Balance Sheet Actively Managing Rate Risk
• High quality
• Fixed rate agency MBS and CMOs
• Average maturity: 3.5 years
• GNMAs total 44% of total portfolio
• Reinvesting cash flows into GNMAs
$11
$18
$6
$6
Size of swap
portfolio
Modeled asset
sensitivity
~3%
0%
~8%
$6
Flexibility to Adjust Rate
Sensitivity with Swaps
Loan Portfolio
Variable:
70%
Fixed:
30%
Deposits
(a)
Flexibility to adjust rate sensitivity for changes in balance sheet growth/mix as well as interest rate outlook
Debt
hedges
A/LM
hedges
Investment Portfolio
Noninterest-
bearing: 38%
Interest-
bearing, non-
time: 54%
CDs:
8%
• Maintaining moderate asset sensitive position of ~3% (b)
- Assumes 200 basis point increase in short-term rates over a
12-month period
• Utilize swaps for debt hedging and asset liability management
- Fairly even pace of A/LM swap maturities
1Q15
Swaps
($ in B)
3/31/15
Notional Amt.
Wtd. Avg.
Maturity (Yrs.)
Receive
Rate
Pay
Rate
A/L Management $   10.5 2.0 .9% .2%
Debt 6.1 3.8 2.2 .2
$  16.6 1.4% .2%
1Q15
$18 B
AFS: $13 B
HTM: $5 B
Balance sheet has relatively short duration and is
more impacted by the short-end of the curve
$17 B

Actively managing a naturally asset sensitive balance sheet
(a) Excludes deposits in foreign office
(b) Preliminary estimate
1Q15 1Q15

.75%
.50%
.25%
.00%
.48%
.37%
.16%
.19%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

4.0%
3.0%
2.0%
1.0%
0.0%
2.8%
2.6%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Asset Quality Trends
Criticized Outstandings
(a)
to Period-end Total Loans Delinquencies to Period-end Total Loans
(a) Loan and lease outstandings
(b) From continuing operations
30 – 89 days delinquent 90+ days delinquent
Metric
(b)
1Q15 4Q14 3Q14 2Q14 1Q14
Delinquencies to EOP total loans: 30-89 days .37% .41% .61% .49% .48%
Delinquencies to EOP total loans: 90+ days .19 .17 .13 .15 .16
NPLs to EOP portfolio loans .75 .73 .71 .71 .81
NPAs to EOP portfolio loans + OREO + Other NPAs .79 .76 .74 .74 .85
Allowance for loan losses to period-end loans 1.37 1.38 1.43 1.46 1.50
Allowance for loan losses to NPLs 181.7 190.0 200.5 205.6 185.7
Continuing operations Continuing operations

Period-
end loans
Average
loans
Net loan
charge-offs
Net loan
charge-offs (b) /
average loans
(%)
Nonperforming
loans (c)
Ending
allowance (d)
Allowance /
period-end
loans (d)   (%)
Allowance /
NPLs
(%)
3/31/15 1Q15 1Q15 1Q15 3/31/15 3/31/15 3/31/15 3/31/15
Commercial, financial and agricultural (a) $   28,783 $   28,321 $              7 .10 $                    98 $             406 1.41 414.29
Commercial real estate:
Commercial Mortgage 8,162 8,095 - - 30 148 1.81 493.33
Construction 1,142 1,139 1 .36 12 28 2.45 233.33
Commercial lease financing 4,064 4,070 (2) (.20) 20 55 1.35 275.00
Real estate – residential mortgage 2,231 2,229 2 .36 72 21 .94 29.17
Home equity 10,523 10,576 5 .19 191 62 .59 32.46
Credit cards 727 732 8 4.43 2 32 4.40 N/M
Consumer other – Key Community Bank 1,547 1,546 4 1.05 2 21 1.36 N/M
Consumer other – Exit Portfolio 774 804 3 1.51 10 21 2.71 210.00
Continuing total (e) $   57,953 $    57,512 $      28 .20 $                  437 $       794 1.37 181.69
Discontinued operations 2,219 2,249 6 4.22 8 25 1.13 312.50
Consolidated total $   60,172 $    59,761 $            34 .23 $                  445 $             819 1.36 184.04
Credit Quality by Portfolio
Credit Quality
$ in millions

(a) 3-31-15 ending loan balance includes $87 million of commercial credit card balances; 3-31-15 average loan balance includes $87 million of assets from commercial credit cards
(b) Net loan charge-off amounts are annualized in calculation
(c) 3-31-15 NPL amount excludes $12 million of purchased credit impaired loans
(d) 3-31-15 allowance by portfolio is estimated
(e) 3-31-15 ending loan balance includes purchased loans of $130 million, of which $12 million were purchased credit impaired
N/M = Not meaningful

Vintage (% of Loans)
Loan Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
(a)
% of Loans
LTV>90%
2012 and
later 2011 2010 2009
2008 and
prior
Loans and lines
First lien $ 6,159 $ 65,830 772 67% .5% 53% 5% 3% 3% 36%
Second lien 4,111 53,239 766 76 3.6 35 5 3 3 54
Community Bank $ 10,270 59,765 770 71 1.7 46 5 3 3 43
Exit portfolio 253 17,084 729 80 31.9 - - - - 100
Total home equity portfolio $ 10,523
Nonaccrual loans and lines
First lien $ 105 $ 65,713 721 73% 1.1% 10% 3% 2% 5% 80%
Second lien 77 48,942 711 80 2.0 4 2 2 4 88
Community Bank $ 182 57,367 717 77 1.5 7 3 2 5 83
Exit portfolio 9 22,867 699 75 27.0 - - - - 100
Total home equity nonaccruals $ 191
First quarter net charge-offs (NCOs)
Community Bank $ 5 4% - 3% 1% 92%
% of average loans .19%
Exit Portfolio - - - - - -
% of average loans -
(a) Average LTVs are at origination; current average LTVs for Community Bank total home equity loans and lines is approximately 70%, which is unchanged from the fourth quarter of 2014
Home Equity Portfolio – 3/31/15
$ in millions, except average loan size
Home Equity Portfolio
Highlights
High quality portfolio
Community bank loans and lines: 98% of total portfolio; branch-
originated
– 60% first lien position
– Average FICO score of 770
– Average LTV at origination: 71%
$4.0 billion of the total portfolio are fixed rate loans that require principal and interest payments; $6.5 billion are lines
$1.4 billion in lines outstanding (13% of the total portfolio)
come to end of draw period in the next four years
– Proactive communication and client outreach initiated
near end of draw period

$4,000
$3,000
$2,000
$1,000
$0
$2,858
$1,998
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Balance Outstanding Change Net Loan Charge-offs
Balance on
Nonperforming Status
3-31-15 12-31-14
3-31-15 vs.
12-31-14
1Q15
(b)
4Q14
(b)
3-31-15 12-31-14
Residential properties – homebuilder $           6 $          10 $            (4) $         1 - $          8          $ 9
Marine and RV floor plan 6 7 (1) - - 5 5
Commercial lease financing
(a)
877 967 (90) (1) $          3 - 1
Total commercial loans 889 984 (95) - 3 13 15
Home equity – Other 253 267 (14) - - 9 10
Marine 730 779 (49) 2 3 9 15
RV and other consumer 50 54 (4) 1 (1) 1 1
Total consumer loans 1,033 1,100 (67) 3 2 19 26
Total exit loans in loan portfolio 1,922 2,084 $        (162) $        3 $        5 $        32 $        41
Discontinued operations – education lending
business (not included in exit loans above)
$    2,219 $    2,295 $          (76) $        6 $        8 $         8 $        11
$ in millions; average balances
(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios;
(3) European lease financing portfolios; and (4) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and
qualified technological equipment leases.
(b) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio

Three months ended
3-31-15 12-31-14 9-30-14 6-30-14 3-31-14
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP) $ 10,603 $ 10,530 $ 10,486 $ 10,504 $ 10,403
Less: Intangible assets (a) 1,088 1,090 1,105 1,008 1,012
Preferred Stock, Series A (b) 281 282 282 282 282
Tangible common equity (non-GAAP)  $ 9,234 $ 9,158 $ 9,099 $ 9,214 $ 9,109
Total assets (GAAP) $ 94,206 $ 93,821 $ 89,784 $ 91,798 $ 90,802
Less: Intangible assets (a) 1,088 1,090 1,105 1,008 1,012
Tangible assets (non-GAAP) $ 93,118 $ 92,731 $ 88,679 $ 90,790 $ 89,790
Tangible common equity to tangible assets ratio (non-GAAP) 9.92% 9.88% 10.26% 10.15% 10.14%
Common Equity Tier 1 at period end
Key shareholders’ equity (GAAP) $ 10,603 - - - -
Less: Preferred Stock, Series A (b) 281 - - - -
Common Equity Tier 1 capital before adjustments and deductions 10,322 - - - -
Less: Goodwill 1,057 - - - -
Intangible assets, net of deferred tax liabilities 36 - - - -
Deferred tax assets 12 - - - -
Net unrealized gains (losses) on available-for-sale securities 52 - - - -
Accumulated gain (loss) on cash flow hedges (8) - - - -
Amounts recorded in accumulated other comprehensive income (loss)
related to pension and postretirements benefits costs (364) - - - -
Total Common Equity Tier 1 capital (c) $ 9,537 - - - -
Net risk-weighted assets (regulatory) (c) $ 88,123 - - - -
Common Equity Tier 1 ratio (non-GAAP) (c) 10.82% - - - -
Tier 1 common equity at period end
Key shareholders’ equity (GAAP) - $ 10,530 $ 10,486 $ 10,504 $ 10,403
Qualifying capital securities - 339 340 339 339
Less: Goodwill - 1,057 1,051 979 979
Accumulated other comprehensive income (loss) (d) - (395) (366) (328) (367)
Other assets (e) - 83 110 86 84
Total Tier 1 capital (regulatory) - 10,124 10,031 10,106 10,046
Less: Qualifying capital securities - 339 340 339 339
Preferred Stock, Series A (b) - 282 282 282 282
Total Tier 1 common equity (non-GAAP)  - $ 9,503 $ 9,409 $ 9,485 $ 9,425
Net risk-weighted assets (regulatory) - $ 85,100 $ 83,547 $ 84,287 $ 83,637
Tier 1 common equity ratio (non-GAAP) - 11.17% 11.26% 11.25% 11.27%
GAAP to Non-GAAP Reconciliation
$ in millions

a) Three months ended 3/31/15, 12/31/14, 9/30/14, 6/30/14, and 3/31/14 exclude $61 million, $68 million, $72 million, $79 million, and $84 million of period-end purchased credit card receivable intangible assets, respectively
b) Net of capital surplus
c) 3-31-15 amount is estimated
d) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
e) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments.  There were no disallowed deferred tax assets at 12/31/14, 9/30/14, 6/30/14, and 3/31/14

Three months ended
3-31-15 12-31-14 9-30-14 6-30-14 3-31-14
Pre-provision net revenue
Net interest income (GAAP) $ 571 $ 582 $ 575 $ 573 $ 563
Plus: Taxable-equivalent adjustment 6 6 6 6 6
Noninterest income (GAAP) 437 490 417 455 435
Less: Noninterest expense (GAAP) 669 704 706 687 664
Pre-provision net revenue from continuing operations (non-GAAP) $ 345 $ 374 $ 292 $ 343 $ 340
Average tangible common equity
Average Key shareholders’ equity (GAAP) $ 10,570 $ 10,562 $ 10,473 $ 10,459 $ 10,371
Less: Intangible assets (average)
(a)
1,089 1,096 1,037 1,010 1,013
Preferred Stock, Series A (average) 290 291 291 291 291
Average tangible common equity (non-GAAP) $ 9,191 $ 9,175 $ 9,145 $ 9,158 $ 9,067
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 222 $ 246 $ 197 $ 242 $ 232
Average tangible common equity (non-GAAP) 9,191 9,175 9,145 9,158 9,067
Return on average tangible common equity from continuing operations (non-GAAP) 9.80% 10.64% 8.55% 10.60% 10.38%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP) $ 227 $ 248 $ 180 $ 214 $ 236
Average tangible common equity (non-GAAP) 9,191 9,175 9,145 9,158 9,067
Return on average tangible common equity consolidated (non-GAAP) 10.02% 10.72% 7.81% 9.37% 10.56%
Cash efficiency ratio
Noninterest expense (GAAP) $ 669 $ 704 $ 706 $ 687 $ 664
Less: Intangible asset amortization (GAAP) 9 10 10 9 10
Adjusted noninterest expense (non-GAAP) $ 660 $ 694 $ 696 $ 678 $ 654
Net interest income (GAAP) $ 571 $ 582 $ 575 $ 573 $ 563
Plus: Taxable-equivalent adjustment 6 6 6 6 6
Noninterest income (GAAP) 437 490 417 455 435
Total taxable-equivalent revenue (non-GAAP) $ 1,014 $ 1,078 $ 998 $ 1,034 $ 1,004
Cash efficiency ratio (non-GAAP) 65.1% 64.4% 69.7% 65.6% 65.1%
GAAP to Non-GAAP Reconciliation (continued)
$ in millions
(a) Three months ended 3/31/15, 12/31/14, 9/30/14, 6/30/14, and 3/31/14 exclude $64 million, $69 million, $76 million, $82 million, and $89 million of average purchased credit card receivable intangible assets, respectively

KeyCorp & Subsidiaries
$ in billions
Quarter ended
March 31, 2015
Common Equity Tier 1 under current regulatory rules $                    9.5
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Deferred tax assets and other assets (b) (.1)
Common Equity Tier 1 anticipated under the Regulatory Capital Rules (c) $                    9.5
Net risk-weighted assets under current regulatory rules $                  88.1
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Mortgage servicing assets (d) .5
Deferred tax assets (d) .3
Significant investments (d) .5
Total risk-weighted assets anticipated under the Regulatory Capital Rules (c) $                  89.5
Common Equity Tier 1 under the Regulatory Capital Rules 10.6%
(a) Common Equity Tier 1 capital is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Common Equity Tier 1 along with other measures of capital as part of its financial analyses
(b) Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards, as well as the deductible portion of purchased credit card receivables
(c) The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital Rules (as fully phased-in on January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d) Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250% under the fully implemented final rule
Table may not foot due to rounding

Common Equity Tier 1 Under the Regulatory Capital Rules
(estimated)
(a)